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                 FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                        SENIOR REVOLVING CREDIT AGREEMENT

      This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of this 22nd day of November, 2004, by and among ENESCO GROUP, INC., an Illinois corporation (the "Borrower"), the Borrowing Subsidiaries that may from time to time become a party to the Second Amended and Restated Senior Revolving Credit Agreement, the Lenders and FLEET NATIONAL BANK, a national banking association, as Agent.

                                    RECITALS

      The Borrower, the Borrowing Subsidiaries, the Lenders and the Agent are parties to a certain Second Amended and Restated Senior Revolving Credit Agreement dated as of June 16, 2003, as amended by a First Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of March 5, 2004, as further amended by a Second Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of August 10, 2004, and as further amended by a Third Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of November 2, 2004 (as the same may be further amended or restated from time to time, collectively, the "Credit Agreement"), pursuant to which the Bank has, subject to the terms and conditions set forth therein, made certain credit facilities available to the Borrower and the Borrowing Subsidiaries including those evidenced by a Borrower Note in the face amount of $25,000,000 payable to Fleet, a Borrower Note in the face amount of $15,000,000 payable to LaSalle, a Back-Up L/C and B/A Demand Note in the face amount of $10,000,000 payable to Fleet and a Back-Up F/X Demand Note in the face amount of $10,000,000 payable to Fleet, all such promissory notes dated as of June 16, 2003, a Borrowing Subsidiary Note dated as of September 10, 2003 made by Enesco International (H.K.) Limited payable to Fleet in the face amount of $5,000,000, a Borrowing Subsidiary Note dated as of March 5, 2004 made by Gregg Manufacturing, Inc. payable to Fleet in the face amount of $2,500,000, a Borrower Term Note in the face amount of $5,390,000 payable to Fleet and a Borrower Term Note in the face amount of $2,310,000 payable to LaSalle, both such term notes dated as of March 5, 2004 (all of which notes are collectively hereinafter referred to as the "Notes"). All capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Credit Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Bank agree that the Credit Agreement is amended as follows:

      1. The definition of "Applicable Margin" (including the pricing grid and terms of pricing determination) which appears in ARTICLE I is deleted in its entirety and replaced with the following:

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                        "Applicable Margin" for LIBOR Advances or Cost of Funds
                  Advances means two hundred basis points (2.00%). "Applicable Margin" for Alternate Base Rate Advances means zero basis points (0.00%).

      2. The following definition for the term "Environmental Indemnity Agreement" is added to ARTICLE I:

                        "Environmental Indemnity Agreement" means the
                  Environmental Indemnity Agreement executed by the Borrower in favor of the Agent in connection with this Agreement.

      3. The definition of "Facility Fee" which appears in ARTICLE I is deleted in its entirety and replaced with the following:

                        "Facility Fee" means a per annum fee equal to
                  twenty-five basis points (0.25%) payable quarterly in arrears by the Borrower to the Lenders on the unused amount of the Aggregate Commitment, irrespective of Borrowing Capacity or aggregate outstanding Advances.

      4. The following additional subclauses (q) and (r) are added to the end of the definition of "Ineligible Accounts" which appears in ARTICLE
            I:

                        (q) Any Account due from any Account Debtor not
                  domiciled and having its principal place of business located in the United States.

                        (r) Any Account in which the Agent does not hold a
                  valid, duly perfected, first priority security interest.

      5. The definition of "Loan Documents" which appears in ARTICLE I is deleted in its entirety and replaced with the following:

                        "Loan Documents" means this Agreement, the Notes, the
                  Guarantees, the Security Agreements, the Mortgages, the Environmental Indemnity Agreement and any Elections to Participate executed by the Borrower, the Borrowing Subsidiaries or any Guarantor in connection herewith.

      6.    The following definition for the term "Mortgages" is added to
            ARTICLE I:

                        "Mortgages" mean each Mortgage, Assignment of Leases and
                  Rents, and Security Agreement between the Borrower or any Subsidiary and the Agent relating to the grant of mortgages, assignments and security interests to the Agent in certain real property, personal property or fixtures of the Borrower or any such Subsidiary as security for the Obligations.

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      7.    The following definition for the term "Security Agreements" is added to ARTICLE I:

                        "Security Agreements" mean the Security Agreements
                  between the Borrower or any Subsidiary and the Agent relating to the grant of security interests to the Agent in certain personal property of the Borrower or any such Subsidiary as security for the Obligations.

      8.    The following additional SUBSECTION 7.16 is added to the end of
            ARTICLE VII:

                        7.16 The occurrence of any Event of Default under any of
                  the Mortgages, the Environmental Indemnity Agreement or under any of the Security Agreements.

      9. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

      10. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.

      11. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair performance of the obligations of the Borrower under the Credit Agreement.

      12. The Borrower hereby confirms and ratifies the obligations established under the Credit Agreement, as amended hereby.

      13. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

      14. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Agreement by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower, each of the Borrowing Subsidiaries, the Guarantor and the Agent.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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      IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.

                                      ENESCO GROUP, INC.

                                      By:      /s/ Cynthia Passmore-McLaughlin
                                          ------------------------------------
                                      Print Name: Cynthia Passmore-McLaughlin
                                      Title: President

                                      By:      /s/ Charles E. Sanders
                                          ------------------------------------
                                      Print Name: Charles E. Sanders
                                      Title: Treasurer

                                      FLEET NATIONAL BANK

                                      By:      /s/ Sheryl L. McQuade
                                          ------------------------------------
                                          Its Vice President

                                      LASALLE BANK NATIONAL ASSOCIATION

                                      By:     /s/ Hollis J. Griffin, Jr.
                                          ------------------------------------
                                          Its Vice President Commercial Banking

Acknowledged and agreed to:
(Guarantor)
                                      ENESCO INTERNATIONAL LTD.

                                      By:     /s/ Charles E. Sanders
                                          ------------------------------------
                                      Print Name: Charles E. Sanders
                                      Title: Treasurer and Controller

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Acknowledged and agreed to:
(Borrowing Subsidiaries)

                                      ENESCO INTERNATIONAL (H.K.) LIMITED

                                      By:     /s/ Charles E. Sanders
                                          -----------------------------------
                                      Print Name: Charles E. Sanders
                                      Title: Director

                                      GREGG MANUFACTURING, INC.

                                      By:    /s/ Charles E. Sanders
                                          -----------------------------------
                                      Print Name: Charles E. Sanders
                                      Title: Chief Financial Officer & Treasurer

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